                                                                    EXHIBIT 99.2

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $536,114,000 (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-CB8

                                 [C-BASS LOGO]

               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                                DECEMBER 16, 2004

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8

                    C-BASS 2004-CB8 IO COLLATERAL DESCRIPTION

PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                              AGGREGATE                               WEIGHTED      AVERAGE
                                                              PRINCIPAL       PERCENT OF    WEIGHTED  AVERAGE      PRINCIPAL
RANGE OF PRINCIPAL BALANCES AS OF THE CUT-    NUMBER OF        BALANCE         MORTGAGE     AVERAGE   CREDIT         BALANCE
             OFF DATE ($)                   MORTGAGE LOANS   OUTSTANDING         POOL        COUPON    SCORE       OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------
 50,000.01 - 100,000.00                           38         $  3,168,969         1.84%       7.08%     647        $    83,394
100,000.01 - 150,000.00                          111           13,938,505          8.1       6.576      650            125,572
150,000.01 - 200,000.00                           99           17,659,628        10.27       6.587      651            178,380
200,000.01 - 250,000.00                          111           24,742,820        14.38       6.382      663            222,908
250,000.01 - 300,000.00                           89           24,617,533        14.31       6.427      662            276,601
300,000.01 - 350,000.00                           73           23,757,163        13.81       6.526      658            325,441
350,000.01 - 400,000.00                           59           22,164,931        12.89       6.544      670            375,677
400,000.01 - 450,000.00                           32           13,733,655         7.98       6.496      660            429,177
450,000.01 - 500,000.00                           27           12,847,284         7.47       6.515      662            475,825
500,000.01 - 550,000.00                            8            4,239,700         2.46       6.171      662            529,962
550,000.01 - 600,000.00                            7            4,109,800         2.39       6.506      695            587,114
600,000.01 - 650,000.00                            3            1,891,034          1.1       6.202      661            630,345
650,000.01 - 700,000.00                            2            1,393,700         0.81       6.057      634            696,850
700,000.01 - 750,000.00                            3            2,216,935         1.29       6.585      651            738,978
750,000.01 - 800,000.00                            2            1,538,900         0.89       5.888      700            769,450
                                                 ---         ------------       ------       -----      ---        -----------
TOTAL:                                           664         $172,020,557       100.00%       6.49%     661        $   259,067
                                                 ===         ============       ======       =====      ===        ===========

                                            WEIGHTED                                         PERCENT
                                            AVERAGE     WEIGHTED    PERCENT     PERCENT      SINGLE
RANGE OF PRINCIPAL BALANCES AS OF THE CUT-  ORIGINAL    AVERAGE       FULL       OWNER       FAMILY       PERCENT
             OFF DATE ($)                     LTV         DTI         DOC       OCCUPIED       PUD        CASHOUT
-----------------------------------------------------------------------------------------------------------------
 50,000.01 - 100,000.00                       81.69%      45.53%      80.19%      90.08%       80.48%       35.45%
100,000.01 - 150,000.00                       80.85       43.04       79.85        97.1        83.18        24.37
150,000.01 - 200,000.00                       81.14       42.02       65.88       97.94        86.82        26.37
200,000.01 - 250,000.00                       80.27       41.73       59.93       96.24        82.48         28.4
250,000.01 - 300,000.00                       80.08       44.93       53.26       95.68        74.02        23.86
300,000.01 - 350,000.00                       80.32       43.76       52.59       94.46        85.02        22.25
350,000.01 - 400,000.00                       79.25       43.96       32.22       96.51        82.95        22.19
400,000.01 - 450,000.00                       81.67       41.71       43.67       96.73        74.93        34.72
450,000.01 - 500,000.00                       80.99       43.57       55.26       92.54        85.06        41.03
500,000.01 - 550,000.00                       80.05       41.65       61.63         100        62.85        37.08
550,000.01 - 600,000.00                       80.03       36.54       70.81         100        85.86        43.18
600,000.01 - 650,000.00                       76.44       37.49       66.37         100        66.37        66.37
650,000.01 - 700,000.00                       73.38       33.95       49.77         100          100        50.23
700,000.01 - 750,000.00                       79.37       41.61         100         100        67.52        33.69
750,000.01 - 800,000.00                       77.52       54.15         100         100        50.32        50.32
                                              -----       -----       -----       -----        -----        -----
TOTAL:                                        80.30%      42.97%      56.51%      96.18%       80.82%       28.57%
                                              =====       =====       =====       =====        =====        =====

CURRENT MORTGAGE RATES

                                                        AGGREGATE                             WEIGHTED       AVERAGE
                                                        PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE       PRINCIPAL
                                       NUMBER OF         BALANCE      MORTGAGE      AVERAGE    CREDIT        BALANCE
RANGE OF CURRENT MORTGAGE RATES(%)   MORTGAGE LOANS    OUTSTANDING      POOL        COUPON     SCORE       OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                               2         $    754,750        0.44%       4.84%     759        $   377,375
5.000 - 5.499                              17            4,164,160        2.42       5.279      687            244,951
5.500 - 5.999                             140           38,006,879       22.09       5.828      666            271,478
6.000 - 6.499                             154           42,197,771       24.53       6.251      662            274,011
6.500 - 6.999                             221           58,220,970       33.85       6.733      667            263,443
7.000 - 7.499                              78           18,188,733       10.57        7.21      637            233,189
7.500 - 7.999                              36            7,751,732        4.51       7.671      635            215,326
8.000 - 8.499                              11            2,090,162        1.22        8.22      616            190,015
8.500 - 8.999                               5              645,400        0.38       8.654      628            129,080
                                          ---         ------------      ------       -----     ----        -----------
TOTAL:                                    664         $172,020,557      100.00%       6.49%     661        $   259,067
                                          ===         ============      ======       =====     ====        ===========

                                     WEIGHTED                                         PERCENT
                                     AVERAGE     WEIGHTED    PERCENT     PERCENT      SINGLE
                                     ORIGINAL    AVERAGE      FULL        OWNER       FAMILY         PERCENT
RANGE OF CURRENT MORTGAGE RATES(%)     LTV         DTI         DOC       OCCUPIED       PUD          CASHOUT
------------------------------------------------------------------------------------------------------------
4.500 - 4.999                         77.26%      39.01%     100.00%     100.00%      100.00%          0.00%
5.000 - 5.499                         77.59       47.92       93.85       93.85        87.64           23.1
5.500 - 5.999                          79.3       44.55        78.6       99.26        83.19          28.38
6.000 - 6.499                         79.47       42.77       61.16       97.15        74.76          28.35
6.500 - 6.999                         80.98       42.69       38.01       95.83        79.89          23.06
7.000 - 7.499                         81.15       42.67       54.37       93.43        88.72          44.73
7.500 - 7.999                         83.85       38.62       52.21       84.34        86.09             32
8.000 - 8.499                         80.99       38.17       27.65         100         71.1          53.27
8.500 - 8.999                         84.38       36.54       33.33         100          100          43.11
                                      -----       -----       -----       -----        -----          -----
TOTAL:                                80.30%      42.97%      56.51%      96.18%       80.82%         28.57%
                                      =====       =====       =====       =====        =====          =====

FICO SCORES AT ORIGINATION

                                                           AGGREGATE                               WEIGHTED      AVERAGE
                                                           PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL
                                         NUMBER OF          BALANCE       MORTGAGE     AVERAGE      CREDIT       BALANCE
RANGE OF FICO SCORES AT ORIGINATION    MORTGAGE LOANS     OUTSTANDING       POOL        COUPON      SCORE      OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
540 - 559                                      7        $    1,900,769      1.10%        7.32%       550       $   271,538
560 - 579                                     19             4,424,850      2.57        7.113        571           232,887
580 - 599                                     64            16,379,593      9.52        6.775        589           255,931
600 - 619                                     86            21,239,969     12.35        6.523        608           246,976
620 - 639                                     94            20,374,134     11.84        6.288        630           216,746
640 - 659                                     89            21,392,678     12.44        6.495        649           240,367
660 - 679                                     83            24,287,305     14.12        6.504        669           292,618
680 - 699                                     66            20,220,477     11.75        6.481        689           306,371
700 - 719                                     59            15,760,106      9.16         6.33        708           267,120
720 - 739                                     43            10,990,570      6.39        6.334        728           255,595
740 - 759                                     26             7,665,365      4.46        6.371        747           294,822
760 - 779                                     13             3,804,390      2.21        6.198        769           292,645
780 - 799                                     12             2,851,100      1.66        6.642        790           237,592
800 or greater                                 3               729,250      0.42        6.245        809           243,083
                                             ---        --------------    ------        -----        ---       -----------
TOTAL:                                       664        $  172,020,557    100.00%        6.49%       661       $   259,067
                                             ===        ==============    ======        =====        ===       ===========

                                       WEIGHTED                                         PERCENT
                                       AVERAGE     WEIGHTED    PERCENT     PERCENT      SINGLE
                                       ORIGINAL    AVERAGE       FULL       OWNER       FAMILY         PERCENT
RANGE OF FICO SCORES AT ORIGINATION      LTV         DTI         DOC       OCCUPIED       PUD          CASHOUT
--------------------------------------------------------------------------------------------------------------
540 - 559                               75.94%      42.17%      84.01%      100.00%     100.00%         73.28%
560 - 579                               77.54        39.8       79.74          100         100          85.29
580 - 599                               80.65       39.55       77.08        99.61       91.23          66.05
600 - 619                               81.86       42.73       86.57          100       88.26          49.41
620 - 639                               80.57       44.35        78.6          100       88.89          32.96
640 - 659                               81.58       43.49       56.23        99.58          78          21.69
660 - 679                               79.74       42.66       43.91        92.87       79.77          17.42
680 - 699                               78.77       44.81       42.81        91.31       65.02           7.71
700 - 719                               79.48        42.7       36.21        88.95       77.01          17.07
720 - 739                               80.71       43.56       38.31        92.07       68.12          18.12
740 - 759                               80.79       42.94       33.05          100       83.98           4.28
760 - 779                               79.21       44.51        14.4        91.63       74.74              0
780 - 799                               80.22       44.16       18.27          100       78.58           2.84
800 or greater                          83.53       39.18        25.3          100        74.7          58.53
                                        -----       -----       -----        -----       -----          -----
TOTAL:                                  80.30%      42.97%      56.51%       96.18%      80.82%         28.57%
                                        =====       =====       =====        =====       =====          =====

GEOGRAPHIC DISTRIBUTION

                                              AGGREGATE                                WEIGHTED      AVERAGE
                                              PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL
                            NUMBER OF          BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE
GEOGRAPHIC DISTRIBUTION   MORTGAGE LOANS     OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING
--------------------------------------------------------------------------------------------------------------
California-Southern             273        $   88,727,350       51.58%        6.51%      670       $   325,009
California-Northern             117            34,531,361       20.07        6.391       652           295,140
Washington                       64            14,304,277        8.32        6.414       649           223,504
Colorado                         52             8,841,093        5.14        6.315       647           170,021
Arizona                          30             3,986,759        2.32        6.505       640           132,892
Oregon                           23             3,661,000        2.13        6.688       644           159,174
Ohio                             25             2,941,550        1.71        7.163       631           117,662
Georgia                          17             2,493,800        1.45        6.898       663           146,694
Maryland                          6             1,843,600        1.07        5.921       669           307,267
Florida                           7             1,677,192        0.97        6.592       663           239,599
Other                            50             9,012,576        5.24        6.652       661           180,252
                                ---        --------------      ------        -----       ---       -----------
TOTAL:                          664        $  172,020,557      100.00%        6.49%      661       $   259,067
                                ===        ==============      ======        =====       ===       ===========

                          WEIGHTED                                         PERCENT
                          AVERAGE     WEIGHTED    PERCENT     PERCENT      SINGLE
                          ORIGINAL    AVERAGE       FULL       OWNER       FAMILY         PERCENT
GEOGRAPHIC DISTRIBUTION     LTV         DTI         DOC       OCCUPIED       PUD          CASHOUT
-------------------------------------------------------------------------------------------------
California-Southern        79.99%      43.38%      40.01%      97.10%       74.38%         21.84%
California-Northern        79.54          43       69.57       93.52        87.06          42.13
Washington                 81.55       43.13       84.73        98.3        92.24          27.89
Colorado                   80.44       44.81       89.74       97.86        86.54          27.83
Arizona                     80.5        45.5       87.22       97.74        68.62           45.3
Oregon                     81.47       37.27       82.82       87.91          100          26.74
Ohio                       85.11       43.48       81.46        95.7        91.27          33.31
Georgia                    83.26       44.87       61.98         100          100              0
Maryland                   81.56       38.85       89.24         100        83.16          42.68
Florida                    80.09       32.23       28.45       70.23          100          50.82
Other                      80.97       40.07       56.07       98.06        81.35          37.32
                           -----       -----       -----       -----        -----          -----
TOTAL:                     80.30%      42.97%      56.51%      96.18%       80.82%         28.57%
                           =====       =====       =====       =====        =====          =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8

OCCUPANCY STATUS

                                     AGGREGATE                          WEIGHTED    AVERAGE
                                     PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL
                     NUMBER OF        BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE
OCCUPANCY STATUS   MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING
---------------------------------------------------------------------------------------------
Primary                 638        $ 165,446,303     96.18%     6.48%      659    $   259,320
Investment               24            6,268,455      3.64     6.809       696        261,186
Second Home               2              305,800      0.18     7.001       704        152,900
                        ---        -------------    ------     -----       ---    -----------
TOTAL:                  664        $ 172,020,557    100.00%     6.49%      661    $   259,067
                        ===        =============    ======     =====       ===    ===========

                                   WEIGHTED                                   PERCENT
                                   AVERAGE     WEIGHTED    PERCENT  PERCENT   SINGLE
                     NUMBER OF     ORIGINAL    AVERAGE       FULL    OWNER    FAMILY   PERCENT
OCCUPANCY STATUS   MORTGAGE LOANS    LTV         DTI         DOC    OCCUPIED    PUD    CASHOUT
----------------------------------------------------------------------------------------------
Primary                 638          80.32%       43.18%    56.37%   100.00%   80.43%   28.77%
Investment               24          79.43        36.82      60.8         0    90.21    24.73
Second Home               2           86.4        44.68     42.71         0      100        0
                        ---          -----        -----     -----     -----    -----    -----
TOTAL:                  664          80.30%       42.97%    56.51%    96.18%   80.82%   28.57%
                        ===          =====        =====     =====     =====    =====    =====

DOCUMENTATION TYPE

                                               AGGREGATE                               WEIGHTED      AVERAGE
                                               PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL
                            NUMBER OF          BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE
DOCUMENTATION TYPE        MORTGAGE LOANS     OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING
--------------------------------------------------------------------------------------------------------------
Full Documentation             402          $  97,204,666      56.51%        6.34%        643       $ 241,803
Stated Income                  226             64,419,390      37.45        6.723         694         285,042
Limited Documentation           29              8,249,543        4.8        6.453         623         284,467
Alternate Documentation          4              1,461,919       0.85        6.426         585         365,480
No Documentation                 3                685,040        0.4        6.411         744         228,347
                               ---          -------------     ------        -----         ---       ---------
TOTAL:                         664          $ 172,020,557     100.00%        6.49%        661       $ 259,067
                               ===          =============     ======        =====         ===       =========

                                                              PERCENT
                          WEIGHTED     PERCENT     PERCENT     SINGLE
                           AVERAGE      FULL        OWNER      FAMILY      PERCENT
DOCUMENTATION TYPE           DTI         DOC      OCCUPIED      PUD        CASHOUT
----------------------------------------------------------------------------------
Full Documentation          43.75%     100.00%     95.94%      83.22%       38.61%
Stated Income               42.54           0      96.96       75.39         9.92
Limited Documentation       38.05           0      98.81       93.72        46.84
Alternate Documentation     38.28           0        100         100         93.1
No Documentation                0           0       16.1       53.47            0
                            -----       -----      -----       -----        -----
TOTAL:                      42.97%      56.51%     96.18%      80.82%       28.57%
                            =====       =====      =====       =====        =====

LOAN PURPOSE

                                          AGGREGATE                             WEIGHTED      AVERAGE
                                          PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE      PRINCIPAL
                         NUMBER OF         BALANCE       MORTGAGE   AVERAGE      CREDIT       BALANCE
LOAN PURPOSE           MORTGAGE LOANS    OUTSTANDING       POOL      COUPON      SCORE      OUTSTANDING
-------------------------------------------------------------------------------------------------------
Purchase                    461         $ 118,458,958      68.86%     6.46%       675        $ 256,961
Rate/Term Refinance          22             4,417,240       2.57     6.358        659          200,784
Equity Refinance            181            49,144,360      28.57     6.562        627          271,516
                            ---         -------------     ------     -----        ---        ---------
TOTAL:                      664         $ 172,020,557     100.00%     6.49%       661        $ 259,067
                            ===         =============     ======     =====        ===        =========

                        WEIGHTED                                        PERCENT
                        AVERAGE     WEIGHTED    PERCENT     PERCENT     SINGLE
                        ORIGINAL     AVERAGE     FULL        OWNER      FAMILY        PERCENT
LOAN PURPOSE              LTV          DTI        DOC      OCCUPIED      PUD          CASHOUT
---------------------------------------------------------------------------------------------
Purchase                 80.34%       43.90%     47.95%       96.30%     76.91%          0.00%
Rate/Term Refinance      79.44        42.44      65.08        85.38       81.2              0
Equity Refinance         80.27        40.79      76.36        96.85       90.2            100
                         -----        -----      -----        -----      -----          -----
TOTAL:                   80.30%       42.97%     56.51%       96.18%     80.82%         28.57%
                         =====        =====      =====        =====      =====          =====

PROPERTY TYPE

                                  AGGREGATE                          WEIGHTED    AVERAGE
                                  PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL
                  NUMBER OF        BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE
PROPERTY TYPE   MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING
-------------------------------------------------------------------------------------------
Single Family        521        $ 133,295,568     77.49%      6.49%     657     $   255,846
Condominium           92           22,871,875      13.3      6.407      671         248,607
2-4 Family            30           10,125,200      5.89       6.54      702         337,507
PUD                   21            5,727,914      3.33      6.838      645         272,758
                     ---        -------------    ------      -----      ---     -----------
TOTAL:               664        $ 172,020,557    100.00%      6.49%     661     $   259,067
                     ===        =============    ======      =====      ===     ===========

                WEIGHTED                                          PERCENT
                AVERAGE     WEIGHTED     PERCENT      PERCENT      SINGLE
                ORIGINAL     AVERAGE      FULL         OWNER       FAMILY      PERCENT
PROPERTY TYPE     LTV          DTI         DOC        OCCUPIED       PUD       CASHOUT
--------------------------------------------------------------------------------------
Single Family    80.25%       42.87%      58.43%       95.90%      100.00%      31.48%
Condominium      80.09        43.61       58.03        97.59            0       17.52
2-4 Family       79.65        44.98       29.98        99.38            0        7.99
PUD               83.5        39.27       52.69        91.28          100       41.38
                 -----        -----       -----        -----        -----       -----
TOTAL:           80.30%       42.97%      56.51%       96.18%       80.82%      28.57%
                 =====        =====       =====        =====        =====       =====

DEBT-TO-INCOME RATIOS

                                                        AGGREGATE                              WEIGHTED    AVERAGE
                                                        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL
                                       NUMBER OF         BALANCE       MORTGAGE    AVERAGE      CREDIT     BALANCE
RANGE OF DEBT-TO-INCOME RATIOS (%)   MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
25.00 or less                              31         $   7,518,341       4.37%       6.68%       657    $   242,527
25.01 - 30.00                              28             6,877,410          4        6.48        657        245,622
30.01 - 35.00                              58            15,579,772       9.06        6.49        644        268,617
35.01 - 40.00                              99            25,788,307      14.99       6.601        665        260,488
40.01 - 45.00                             144            38,691,851      22.49       6.552        660        268,693
45.01 - 50.00                             167            45,021,048      26.17        6.56        665        269,587
50.01 - 55.00                             106            24,589,380      14.29       6.197        661        231,975
55.01 - 60.00                              31             7,954,449       4.62       6.153        664        256,595
                                          ---         -------------     ------       -----        ---    -----------
TOTAL:                                    664         $ 172,020,557     100.00%       6.49%       661    $   259,067
                                          ===         =============     ======       =====        ===    ===========

                                     WEIGHTED                                       PERCENT
                                     AVERAGE     WEIGHTED     PERCENT    PERCENT    SINGLE
                                     ORIGINAL     AVERAGE      FULL       OWNER     FAMILY     PERCENT
RANGE OF DEBT-TO-INCOME RATIOS (%)     LTV          DTI         DOC      OCCUPIED     PUD      CASHOUT
------------------------------------------------------------------------------------------------------
25.00 or less                          79.42%       19.21%     54.07%      71.12%    93.55%     32.08%
25.01 - 30.00                          77.76        28.02      61.54        96.4     79.49      54.55
30.01 - 35.00                          82.26        32.97      66.54       96.78     81.24      41.39
35.01 - 40.00                          81.34        37.76      45.62       96.78     80.85      38.92
40.01 - 45.00                          79.79        42.75      45.69       98.11      83.2      19.85
45.01 - 50.00                          80.03        47.46      48.37       98.44     78.45         27
50.01 - 55.00                          80.64        52.72      88.18        95.7     76.31      22.22
55.01 - 60.00                           79.1         56.5      70.85       95.84      84.7      15.02
                                       -----        -----      -----       -----     -----      -----
TOTAL:                                 80.30%       42.97%     56.51%      96.18%    80.82%     28.57%
                                       =====        =====      =====       =====     =====      =====

IO TERMS

                                                         AGGREGATE                             WEIGHTED     AVERAGE
                                                         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL
                                          NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE
PRODUCT - IO TERM                       MORTGAGE LOANS  OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING
---------------------------------------------------------------------------------------------------------------------
6 Month LIBOR ARM - 120 Month IO Term          1        $     390,000     0.23%        6.25%     705      $   390,000
2/6 LIBOR ARM - 24 Month IO Term              17            5,391,232     3.13        6.642      638          317,131
2/6 LIBOR ARM - 60 Month IO Term             502          132,120,546    76.81        6.535      660          263,188
3/6 LIBOR ARM - 60 Month IO Term              75           17,912,523    10.41        6.199      663          238,834
5/1 LIBOR ARM - 60 Month IO Term               1              548,000     0.32        4.875      770          548,000
5/6 LIBOR ARM - 120 Month IO Term              1              255,990     0.15        5.125      779          255,990
5/6 LIBOR ARM - 60 Month IO Term              64           14,552,832     8.46        6.495      669          227,388
30 Year Fixed Rate - 120 Month IO Term         3              849,434     0.49        6.053      703          283,145
                                             ---        -------------   ------        -----      ---      -----------
TOTAL:                                       664        $ 172,020,557   100.00%        6.49%     661      $   259,067
                                             ===        =============   ======        =====      ===      ===========

                                          WEIGHTED                                  PERCENT
                                          AVERAGE    WEIGHTED   PERCENT   PERCENT   SINGLE
                                          ORIGINAL    AVERAGE    FULL      OWNER    FAMILY     PERCENT
PRODUCT - IO TERM                           LTV         DTI       DOC     OCCUPIED    PUD      CASHOUT
------------------------------------------------------------------------------------------------------
6 Month LIBOR ARM - 120 Month IO Term      69.89%      40.90%        0%         0%     100%         0%
2/6 LIBOR ARM - 24 Month IO Term           79.22       38.28     42.72      90.74   100.00      30.49
2/6 LIBOR ARM - 60 Month IO Term           80.42       43.04      53.1      96.87    79.56      25.45
3/6 LIBOR ARM - 60 Month IO Term           80.82       44.01     74.43      97.09    83.44      42.55
5/1 LIBOR ARM - 60 Month IO Term              80       40.43       100        100      100          0
5/6 LIBOR ARM - 120 Month IO Term          68.27           0         0          0      100          0
5/6 LIBOR ARM - 60 Month IO Term           79.65       43.38     68.85      94.68    79.22      38.06
30 Year Fixed Rate - 120 Month IO Term     77.65       34.96       100        100      100         84
                                           -----       -----     -----      -----    -----      -----
TOTAL:                                     80.30%      42.97%    56.51%     96.18%   80.82%     28.57%
                                           =====       =====     =====      =====    =====      =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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